Exhibit 99.2
                                                                    ------------

      Pursuant to Rule 13d-1(k)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the statement to which this Exhibit is attached is filed on its behalf.

June 11, 1999

                                       VSEG ACQUISITION INC.


                                       By: \S\ Michael D. Fricklas
                                           -------------------------------------
                                           Name:  Michael D. Fricklas
                                           Title: Senior Vice President


                                       VIACOM INTERNATIONAL INC.


                                       By: \S\ Michael D. Fricklas
                                           -------------------------------------
                                           Name:  Michael D. Fricklas
                                           Title: Senior Vice President


                                       VIACOM INC.


                                       By: \S\ Michael D. Fricklas
                                           -------------------------------------
                                           Name:  Michael D. Fricklas
                                           Title: Senior Vice President,
                                                  General Counsel


                                       By:                  *
                                           -------------------------------------
                                           Sumner M. Redstone,
                                           Individually

*By: \S\ Philippe P. Dauman
     -------------------------
     Philippe P. Dauman
     Attorney-in-Fact under the
     Limited Power of Attorney
     filed as Exhibit 99.2 to the
     Statement, Amendment No. 11


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